NOTE 8: INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS

A continuity of intangible assets the years ended December 31, 2019, 2018 and 2017 is as follows:

	Patient records	Brands, trademarks and domain names	Management software	Total

Cost
Balance, December 31, 2016 and 2017	$292,093	$141,000	$73,000	$506,093
Impairment	—	(42,300)	(21,900)	(64,200)
Balance, December 31, 2018	292,093	98,700	51,100	441,893
Additions during the year	171,243	184,996	—	356,239
Impairment	(73,756)	(20,001)	—	(93,757)
Balance, December 31, 2019	$389,580	$263,695	$51,100	$704,375

Accumulated amortization
Balance, December 31, 2016	$(92,393)	$(42,300)	$(21,900)	$(156,593)
Amortization	(56,704)	(28,200)	(14,600)	(99,504)
Balance, December 31, 2017	(149,097)	(70,500)	(36,500)	(256,097)
Amortization	(71,379)	(28,200)	(14,600)	(114,179)
Balance, December 31, 2018	(220,476)	(98,700)	(51,100)	(370,276)
Amortization	(79,459)	—	—	(79,459)
Balance, December 31, 2019	$(299,935)	$(98,700)	$(51,100)	$(449,735)

Carrying amount
Balance, December 31, 2017	$142,996	$70,500	$36,500	$249,996
Balance, December 31, 2018	$71,617	$—	$—	$71,617
Balance, December 31, 2019	$89,645	$164,995	$—	$254,640

During the year ended December 31, 2019, the Company recognized an impairment loss of $93,757 in relation to patient records and brand. During the year ended December 31, 2018, the Company recognised an impairment loss of $64,200 in relation to trademarks, domain names and management software.

A continuity of goodwill for the years ended December 31, 2019, 2018 and 2017 is as follows:

Total

Balance, December 31, 2016, 2017 and 2018	$-
Additions during the year	2,494,615
Impairment	(2,377,397)
Balance, December 31, 2019	$117,218

At December 31, 2019, the estimated recoverable amount of the Sun Valley CGU was lower than the segment’s carrying value. The Company recognized a goodwill impairment loss totalling $2,377,397 and an intangible asset impairment loss totalling $93,757 related to patient records and brands. The impairment loss on the Sun Valley CGU goodwill and intangible assets related to a change in expected future cash flows as a result of changes in the Arizona licensing regulations on June 7, 2019 which now requires certification on a two-year period whereas it was on a one-year basis prior to the change in regulation. The change in licensing regulations is expected to result in increased attrition and lower patient totals in Arizona as compared to that considered at the acquisition date which resulted in an impairment test being conducted on June 7, 2019. Further, management also considered the impact of potential legalization of recreational cannabis as an indicator of impairment.

The impairment was determined based on value in use calculation which uses cash flow projection covering a five-year period and a discount rate of 22% per annum. The cash flow beyond five-year period has been extrapolated using terminal growth rate of 1.5% per annum. Key assumptions used in the cash flow projection both as of acquisition date and as at June 7, 2019, the impairment trigger date, related to attrition of 59%. The new patient attraction rate was estimated to be 68% as of acquisition date and 24% post legalization